MASSMUTUAL SELECT FUNDS

Supplement dated October 15, 2008 to the

Prospectus dated April 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

Effective September 10, 2008, The Boston Company Asset Management, LLC (“The Boston Company”) replaced Mazama Capital Management, Inc. (“Mazama”) as the Small Company Growth Fund’s Co-Sub-Adviser.

Effective September 10, 2008, Essex Investment Management Company, LLC (“Essex”) replaced Delaware Management Company (“DMC”) as the Emerging Growth Fund’s Co-Sub-Adviser.

Effective September 23, 2008, AllianceBernstein L.P. (“AllianceBernstein”) was added as a Co-Sub-Adviser to the Overseas Fund.

Effective October 8, 2008, J.P. Morgan Investment Management Inc. (“J.P. Morgan”) replaced ClearBridge Advisors, LLC (“ClearBridge”) as Co-Sub-Adviser to the Strategic Balanced Fund.

Effective October 8, 2008, the following information replaces the information on pages 10 and 11 found under Principal Investment Strategies and Risks for the Strategic Balanced Fund:

To obtain its objective, the Fund takes a multi-managed approach whereby two Sub-Advisers independently manage their own portion of the Fund’s assets. J.P. Morgan Investment Management Inc. (“J.P. Morgan”) manages the equity component and Western Asset Management Company (“Western Asset”) manages the fixed income component. The Fund may invest up to 30% of its total assets in foreign securities. The Fund’s target allocation is 65% equity securities and 35% fixed income securities, but, the allocation may fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s Adviser may change the allocation of the Fund’s assets between the Fund’s Sub-Advisers on a basis determined by the Fund’s Adviser to be in the best interest of shareholders. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments.

The equity component will invest primarily in common stocks of companies in the U.S. and foreign countries, including the emerging markets. The equity component is comprised of domestic equity and international equity sub-components with a target sub-allocation of 70% and 30%, respectively. The sub-allocation may, however, fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s Adviser may change the sub-allocation on a basis determined by the Fund’s Adviser to be in the best interest of shareholders.

J.P. Morgan invests at least 80% of the domestic equity sub-component in equity securities of U.S. companies. The domestic equity sub-component consists primarily of large- and medium-capitalization U.S. companies. The domestic equity sub-component’s sector weightings are similar to those of the S&P 500 Index. The domestic equity sub-component can be moderately underweight or overweight in particular sectors when J.P. Morgan believes it will benefit performance.

Within each sector, J.P. Morgan focuses the domestic equity sub-component on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, J.P. Morgan seeks for the domestic equity sub-component to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the domestic equity sub-component so they can differ only moderately from the sector weightings of the S&P 500 Index, J.P. Morgan seeks for the domestic equity sub-component to limit its volatility to that of the overall market, as represented by this index.

J.P. Morgan invests the international equity sub-component primarily in equity securities of companies that are headquartered or located in countries outside the United States, including emerging markets.

J.P. Morgan seeks for the international equity sub-component to identify the most attractive stocks within each global sector. Based on extensive fundamental research into individual companies, earnings estimates for each company are generated with an emphasis on determining each company’s “normalized” (mid-cycle or sustainable) level of earnings and the rate at which those earnings are expected to grow over the intermediate term. These estimates serve as inputs into J.P. Morgan’s proprietary dividend discount model, which synthesizes them into a projected dividend stream. The model then equates the net present value of that dividend stream to the current share price in order to calculate each stock’s dividend discount rate or DDR – a measure of each stock’s internal rate of return. The DDR serves as the primary valuation metric for the strategy. The higher a company’s DDR, the more attractively-valued the stock.

Equity securities in which the equity component primarily invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the equity component can invest. The equity component may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The equity component may use derivatives to hedge various investments and for risk management.

The fixed income component will invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, of both U.S. and foreign issuers, denominated in U.S. dollars or local currencies. It also allows for opportunistic use of non-dollar, high-yield and emerging market securities to enhance portfolio returns and lower volatility. Securities issued by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury. The fixed income component may also use derivatives, such as options, futures, forwards and swaps, for both hedging and non-hedging purposes, including for purposes of enhancing returns.

Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset may adjust the portion of the fixed income component’s assets to be allocated to non-U.S. dollar denominated securities from time to time. In doing so, WAML will select the foreign country and currency composition, including those of emerging market issuers, based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and other specific factors WAML believes relevant. Western Asset generally invests the fixed income component primarily in investment grade securities, but may invest up to 25% of the fixed income component in below investment grade securities (sometimes referred to as “junk bonds”) or securities deemed to be of comparable quality by Western Asset. An unrated security will be deemed to have the same rating as a rated security Western Asset considers comparable.

The fixed income component may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, LIBOR or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The fixed income component may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The fixed income component may also acquire, and subsequently hold, warrants and other equity interests.

Western Asset generally will buy and sell securities based on fundamental analysis and Western Asset’s opinion of value in each sector with the intent to minimize exposure to sectors that are fully valued or overvalued and generally will look to allocate capital to sectors that Western Asset believes are undervalued.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk, Lower-Rated Fixed Income Securities Risk, Preferred Stock Risk, Geographic Concentration Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 106.

Effective October 8, 2008, the following information replaces similar information found on pages 12 and 13 for ClearBridge:

J.P. Morgan Prior Performance for Similar Accounts*

	Highest Quarter	Lowest Quarter
J.P. Morgan US Large Cap Core Composite	21.45%, 4Q 1998	-	17.93%, 3Q 2002
J.P. Morgan EAFE Opps Composite	19.87%, 2Q 2003	-	19.04%, 3Q 2002

J.P. Morgan Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2007)

	One Year	Five Years	Ten Years
JPMorgan US Large Cap Core Composite
Class S*	10.22%	14.97%	5.88%
Class Y*	10.16%	14.91%	5.82%
Class L*	10.00%	14.74%	5.67%
Class A*	9.73%	14.46%	5.41%
Class N*	9.41%	14.13%	5.10%

Russell 3000 Index	5.14%	13.63%	6.22%
Lipper Balanced Fund Index	6.53%	10.33%	6.16%
S&P 500® Index+	5.49%	12.82%	5.91%

	One Year	Five Years	Since Inception (April 1, 1999)
JPMorgan EAFE Opps Composite
Class S*	10.79%	21.18%	9.15%
Class Y*	10.73%	21.12%	9.10%
Class L*	10.57%	20.94%	8.93%
Class A*	10.30%	20.65%	8.67%
Class N*	9.97%	20.30%	8.35%

Lipper Balanced Fund Index	6.53%	10.33%	5.15%
MSCI® EAFE®++	11.17%	21.59%	7.52%

* For J.P. Morgan, performance shown are composites of all discretionary, fee paying portfolios managed by J.P. Morgan with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by J.P. Morgan and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. Some of the portfolios are mutual funds registered under the 1940 Act and some are private accounts. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate J.P. Morgan’s performance in managing such a portfolio and does not represent the historical performance of the MassMutual Select Strategic Balanced Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite portfolios were not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the Sub-Adviser is not indicative of future performance of the Fund.

+ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

++ MSCI® EAFE® is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Effective September 10, 2008, the following information replaces the information on page 78 in the first, second and fourth paragraphs found under Principal Investment Strategies and Risks for the Small Company Growth Fund:

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies that the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2008, between $36.27 million and $8.19 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund may invest in both domestic and foreign securities. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also invest in equity index futures contracts based primarily on the Russell 2000 Index. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index or the S&P SmallCap 600 Index.

The Boston Company Asset Management, LLC (“The Boston Company”) employs a growth-oriented investment style in managing the Fund’s portfolio which means that it seeks to identify those small-cap companies which are experiencing or will experience rapid earnings or revenue growth. The Boston Company focuses on high quality companies, especially those with products or services that it believes to be leaders in their market niches. The Boston Company selects stocks by:

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Using fundamental research to identify and follow companies it considers to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth.

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Investing in a company when its research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Boston Company focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. The Fund’s investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

A security is typically sold when: its target price is reached (with no upside to earnings estimates ), a stock meets a progressive sell rule structured to maximize profits and limit losses, there is business deterioration or investor psychology turns negative.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

Effective September 10, 2008, the following information replaces the information on page 82 in the second, third and fourth paragraphs found under Principal Investment Strategies and Risks for the Emerging Growth Fund:

Essex Investment Management Company, LLC (“Essex”) has an investment philosophy that is based on the belief that the market is inefficient in analyzing smaller cap companies and that improving fundamentals, particularly future growth prospects that are not fully discounted in the price of a stock, will drive returns.

Essex screens for companies showing evidence that business fundamentals are improving, as measured by accelerating earnings and revenue growth. Those companies that are early in the process of improvement, with the best relative acceleration, are placed on the “follow list.” From this pre-screening, Essex conducts fundamental analysis in order to identify growth factors, determine if they are sustainable, and evaluate whether current and future growth catalysts are factored into the current stock price. The catalysts giving rise to improving situations include corporate restructuring, industry consolidation, improving industry outlook, market share gains and new products.

Essex then identifies companies in the early stages of positive business and earnings change. This analysis allows Essex to understand, adeptly interpret, and exploit the conservative nature of market analysts when they prepare earnings estimates. From this research process, Essex generates a rating and target price for each stock. Finally, Essex believes that balancing the upside in a stock with the risk is an important component for any portfolio candidate.

The buy criteria for Essex include the following:

•	Accelerating earnings and revenues;
•	Sustainability of revenue and earnings growth;
•	Highly-developed/scaleable business model; and
•	Attractive fair value, risk/reward, and target price.

The sell criteria for Essex include the following:

•	Breakdown in company fundamentals and investment thesis;
•	Anticipated earnings disappointment/deceleration;
•	Over valued relative to Essex’s growth projections; and
•	Better relative investment opportunity.

The following information replaces similar information for AllianceBernstein L.P. found on pages 88 and 89 under AllianceBernstein Prior Performance for Similar Accounts and AllianceBernstein Average Annual Total Returns for Similar Accounts relating to the Diversified International Fund:

The 2006 and 2007 Class S returns for the AllianceBernstein composite should be 31.34% and 9.76%, respectively.

The Average Annual Total Returns of the AllianceBernstein composite for one year, five years and since inception should be as follows:

	One Year	Five Years	Since Inception (4/1/99)
AllianceBernstein Composite
Class S*	9.76%	26.18%	13.46%
Class Y*	9.66%	26.08%	13.35%
Class L*	9.58%	26.00%	13.27%
Class A*	3.04%	24.27%	12.25%
Class N*	8.03%	25.45%	12.70%

Effective September 23, 2008, the following information replaces the first paragraph and supplements the remaining information on page 90 found under Principal Investment Strategies and Risks for the Overseas Fund:

The Fund seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund may invest in securities of issuers in emerging markets. The Fund’s three Sub-Advisers, Massachusetts Financial Services Company (MFS®1), Harris Associates L.P. (“Harris”) and AllianceBernstein L.P. (“AllianceBernstein”), are each responsible for a portion of the portfolio, but not necessarily equal weighted. Each seeks to focus on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins and/or capital efficiency. Each Sub-Adviser may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries or a particular geographic region or sector. The Fund may also invest in derivatives, including equity, equity index and/or currency options, futures, forwards, options on futures and forwards, swaps and swaptions, rights or warrants, Depository Receipts and equity-linked notes.

AllianceBernstein invests in companies it believes to be undervalued, selected broadly from developed and emerging market countries. AllianceBernstein uses quantitative and fundamental research to identify companies where long-term earnings power is not reflected in the company’s current market price. Its approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend paying capability is the heart of the fundamental value approach. AllianceBernstein’s fundamental analysis depends heavily on its large internal research staff, members of which evaluate each company’s competitive position in a global context. The research staff develops earnings estimates and financial models, quantifying critical variables that influence the business’s performance, to forecast a company’s long-term prospects and expected returns. Companies are then ranked in order of highest to lowest risk-adjusted expected return.

AllianceBernstein does not simply purchase the top-ranked securities. It considers portfolio characteristics in deciding how much of each security to purchase. Quantitative analysts build valuation and risk models to ensure the portfolio obtains an effective balance of risk and return. AllianceBernstein selects the top-ranked securities that tend to diversify the portfolio’s risk. In addition, AllianceBernstein will analyze relative return trends so to better time new purchases and sales of securities. It may also seek to add value to portfolio returns by managing currency exposures independent of underlying stock investments.

The following information replaces the information on page 94 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement Income Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors already in retirement. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

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Assets are allocated among Underlying Funds according to a stable target asset allocation strategy that emphasizes fixed income and money market funds but also includes a smaller allocation to equity and certain other funds.

The following information replaces the information on page 94 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement 2010 Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2010. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

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Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 35% in equity and certain other funds and 65% in fixed income funds, including money market funds (approximately fifteen years after the year 2010).

The following information replaces the information on pages 94 and 95 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement 2020 Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2020. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

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Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 35% in equity and certain other funds and 65% in fixed income funds, including money market funds (approximately fifteen years after the year 2020).

The following information replaces the information on page 95 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement 2030 Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2030. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

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Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 35% in equity and certain other funds and 65% in fixed income funds, including money market funds (approximately fifteen years after the year 2030).

The following information replaces the information on page 95 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement 2040 Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2040. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

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Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 35% in equity and certain other funds and 65% in fixed income funds, including money market funds (approximately fifteen years after the year 2040).

The following information replaces the information on page 96 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement 2050 Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2050. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

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Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 35% in equity and certain other funds and 65% in fixed income funds, including money market funds (approximately fifteen years after the year 2050).

The following information replaces similar information on page 96 under More Principal Investment Strategies and Risks for the Destination Retirement Funds:

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the fund’s assets according to a stable target asset allocation that emphasizes fixed income and money market funds but also includes a smaller allocation to equity and certain other funds.

The following information replaces similar information on pages 98 and 99 for the Destination Retirement Funds:

The following table lists each Destination Retirement Fund’s approximate asset allocation among equity, fixed income & short term/money market and certain other funds as of August 29, 2008. The table also lists the approximate asset allocation, as of August 29, 2008, to certain Underlying Funds in which a Destination Retirement Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement Funds currently invest are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040	Destination Retirement 2050
Equity	34.1%	55.5%	75.8%	89.8%	94.7%	94.6%
Domestic Equity
Select Fundamental Value (Wellington)	1.8%	2.9%	5.1%	7.1%	8.0%	8.0%
Premier Enhanced Index Value (Babson Capital)	4.7%	6.9%	7.6%	6.2%	6.0%	6.2%
Select Aggressive Growth (Sands Capital/DMC)	1.1%	1.9%	3.4%	4.8%	5.3%	5.3%
Select Blue Chip Growth (T. Rowe Price)	0.8%	1.8%	2.5%	5.6%	4.5%	7.2%
Premier Enhanced Index Growth (Babson Capital)	4.4%	5.9%	7.6%	4.1%	5.6%	6.3%
Select Diversified Growth (T. Rowe Price/Wellington/Legg Mason)	1.5%	2.8%	3.9%	5.4%	5.7%	2.6%
Premier Main Street Small Cap (OFI Institutional)	1.5%	3.6%	5.8%	4.5%	4.7%	5.2%

International Equity
Select Overseas (Harris/MFS)	3.9%	6.7%	8.2%	8.8%	10.2%	9.7%
Select Diversified International (AllianceBernstein)	1.8%	2.7%	4.2%	5.1%	5.5%	5.5%
Premier International Equity (OFI Institutional)	1.6%	2.6%	3.8%	4.9%	5.1%	5.3%

Fixed Income & Short Term/Money Market	65.8%	44.3%	24.1%	10.0%	5.1%	5.2%
Premier Core Bond (Babson Capital)	14.4%	11.1%	6.9%	2.7%	1.0%	1.1%
Premier Diversified Bond (Babson Capital)	13.4%	11.1%	6.7%	2.7%	0.9%	1.0%
Premier Inflation-Protected Bond (Babson Capital)	16.3%	11.0%	6.5%	3.0%	1.0%	1.0%
Premier Short-Duration Bond (Babson Capital)	13.2%	7.1%	2.5%	0.5%	0.5%	0.5%

Other	0.1%	0.1%	0.2%	0.2%	0.2%	0.2%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market and certain other funds may therefore not equal 100%.

Other Underlying Funds in which the Destination Retirement Funds currently invest include: Select Large Cap Value (Davis), Premier Value (OFI Institutional), Select Diversified Value (AllianceBernstein), Premier Capital Appreciation (OFI), Select Focused Value (Harris), Select Mid-Cap Value (Cooke & Bieler), Premier Discovery Value (OFI Institutional), Select Mid Cap Growth Equity (Wellington/Turner), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSgA FM), Select Emerging Growth (Essex/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (The Boston Company/Eagle), Oppenheimer Real Estate Fund (OFI), Premier Focused International (Baring), Premier Money Market (Babson Capital), Premier High Yield (Babson Capital), Premier International Bond (Baring) and Oppenheimer Commodity Strategy Total Return Fund (OFI).

The following chart illustrates each Destination Retirement Fund’s approximate target asset allocation among equity, fixed income and certain other funds as of the date of this prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration. MassMutual periodically reviews the target allocations and underlying investment options and may, at any time, change the target allocations or deem it appropriate to deviate from the target allocations. The chart below is presented only as an illustration of how the process of re-allocation occurs as each Fund approaches its target date.

The following information replaces similar information found on page 109 in the section titled Summary of Principal Risks:

Currency Risk. A Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies or for the Diversified International Fund and the Overseas Fund to the extent it buys currencies in excess of underlying equities. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies or for the Diversified International Fund and the Overseas Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Effective September 23, 2008, the following information replaces similar information for AllianceBernstein on page 115 in the section titled About the Investment Adviser and Sub-Advisers:

AllianceBernstein L.P. (“AllianceBernstein”) located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified Value Fund, the Large Cap Growth Fund and the Diversified International Fund and manages a portion of the portfolio of the Overseas Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of August 31, 2008, AllianceBernstein managed approximately $675 billion in assets.

Effective September 23, 2008, the first sentence of the following portfolio managers’ bios found on pages 116 and 117 are replaced with the following:

Marilyn G. Fedak

is a portfolio manager of the Diversified Value Fund, Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis.

John P. Mahedy

is a portfolio manager for a portion of the Diversified Value Fund, Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis.

Henry S. D’Auria

is a portfolio manager for a portion of the Diversified Value Fund, Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis.

Sharon E. Fay

is a portfolio manager for a portion of the Diversified Value Fund, Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis.

Kevin F. Simms

is a portfolio manager for a portion of the Diversified Value Fund, Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis.

The information for Christopher W. Marx and John D. Phillips, Jr. found on page 116 under About the Investment Adviser and Sub-Advisers relating to the Diversified Value Fund has been removed.

Effective October 8, 2008, with respect to the Strategic Balanced Fund, the following information replaces the information for ClearBridge on page 117 in the section titled About the Investment Adviser and Sub-Advisers:

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 245 Park Avenue, New York, New York 10167, manages a portion of the portfolio of the Strategic Balanced Fund. J.P. Morgan manages portfolios for corporations, governments and endowments, as well as for many of the largest corporate retirement plans in the nation. As of June 30, 2008, J.P. Morgan and its affiliates had approximately $1.2 trillion in assets under management.

Thomas Luddy

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Luddy, a Chartered Financial Analyst, is a managing director and portfolio manager in the U.S. Equity Group with responsibility for the Large Cap Core and Large Cap Core Plus 130/30 strategies. Mr. Luddy joined J.P. Morgan in 1976 and has held numerous key positions in the firm, including global head of equity, head of equity research and chief investment officer. Mr. Luddy began his career as an equity research analyst, and became a portfolio manager in 1982.

Susan Bao

is a portfolio manager of a portion of the Strategic Balanced Fund. Ms. Bao, a Chartered Financial Analyst, is a vice president and portfolio manager in the U.S. Equity Group. Ms. Bao joined J.P. Morgan in 1997 and manages Large Cap Core mandates and co-manages the Large Cap Core Plus (130/30) strategy. Previously, Ms. Bao was responsible for the implementation of U.S. equity analyst portfolios and was a member of the Structured Equity team.

Jeroen Huysinga

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Huysinga, Managing Director, joined J.P. Morgan as a portfolio manager in 1997.

Gerd Woort-Menker

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Woort-Menker, Managing Director, joined J.P. Morgan in 1987 as a research analyst and later became the head of European research and global research, before becoming a portfolio manager in 1999.

Georgina Perceval Maxwell

is a portfolio manager of a portion of the Strategic Balanced Fund. Ms. Maxwell, Managing Director, joined J.P. Morgan as a portfolio manager in 1997.

Effective September 10, 2008, with respect to the Emerging Growth Fund, the following information replaces the information for DMC on pages 119 through 121 in the section titled About the Investment Adviser and Sub-Advisers:

Essex Investment Management Company, LLC (“Essex”), located at 125 High Street, 29th Floor, Boston, Massachusetts 02110 and at 1603 Orrington Avenue, Suite 990, Evanston, Illinois 60201, manages a portion of the portfolio of the Emerging Growth Fund. Essex actively manages domestic growth equity portfolios for corporations, endowments, foundations, municipalities, public funds, and private clients. Essex was established as a fundamental growth stock investment firm in 1976 and, since 1998, has been jointly owned by Essex’s employees and by Boston-based Affiliated Managers Group, Inc. As of July 31, 2008, Essex had approximately $2.4 billion in assets under management.

Nancy B. Prial

is a portfolio manager of a portion of the Emerging Growth Fund. Ms. Prial, a Chartered Financial Analyst, is a Senior Principal of Essex and Portfolio Manager on the Essex Small/Micro Cap Growth and Small/Mid Cap Growth strategies. Prior to joining Essex in 2005, Ms. Prial spent six years at The Burridge Group, LLC as Vice President & Chief Investment Officer and four years at the Twentieth Century division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager.

Effective September 10, 2008, the following information replaces the information for Mazama on page 124 in the section titled About the Investment Adviser and Sub-Advisers:

The Boston Company Asset Management, LLC (“The Boston Company”) located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, manages a portion of the portfolio of the Small Company Growth Fund. The Boston Company was founded in 1970 and manages more than $43.1 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships, as of June 30, 2008. The Boston Company is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets.

B. Randall Watts, Jr.

is a portfolio manager for a portion of the Small Company Growth Fund. Mr. Watts, a Chartered Financial Analyst, is a Senior Vice President of The Boston Company and the Lead Portfolio Manager on The Boston Company’s US Small, Small Mid and Micro Cap Growth Investment Team. He also conducts research covering the technology software, internet and media industries. Prior to joining The Boston Company, Mr. Watts served as a Portfolio Manager at Westfield Capital where he was responsible for more than $500 million in small and mid capitalization portfolios. Prior to that, he was an Equity Analyst with Freedom Capital Management.

P. Hans von der Luft

is a portfolio manager for a portion of the Small Company Growth Fund. Mr. von der Luft is a Vice President of The Boston Company and an Equity Research Analyst on The Boston Company’s US Small, Small Mid and Micro Cap Growth Investment Team, primarily responsible for covering the health care sector. Prior to joining The Boston Company, Mr. von der Luft was an Equity Analyst at McDonald Investments, where his responsibilities included covering medical technology, device and hospital supply sectors. In addition to his research responsibilities, Mr. von der Luft published regular industry and company-specific reports to institutional clients and retail branches on medical technology stocks. Previous to that, he was an Equity Research Analyst for the healthcare sector at Tucker Anthony, Rodman & Renshaw.

The following information supplements the information in the section titled Additional Investment Policies and Risk Considerations beginning on page 231:

Commodity-Linked “Structured” Hybrid Securities

One of the Underlying Funds, Oppenheimer Commodity Strategy Total Return Fund, invests in commodity-linked “structured” securities to gain exposure to commodities markets. Structured securities are hybrid instruments typically issued by banks, brokerage firms, insurance companies and other corporations. They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. In general, hybrid instruments have characteristics of debt securities and either commodity futures contracts or commodity options contracts, or a combination of both. Structured hybrid instruments are derivatives because at least part of their value is derived from the value of the underlying commodity, commodity index or other economic variable. The value of a hybrid instrument typically is based on the price movements of a physical commodity (such as heating oil, livestock or agricultural products), a commodity futures contract, a commodity index or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. The securities are referred to as “structured” securities because the purchaser can negotiate with the issuer to obtain specific terms and features that are tailored to the purchaser’s investment needs.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable, the purchaser might not receive all of the principal at maturity of the investment.

The value of the structured hybrid instruments Oppenheimer Commodity Strategy Total Return Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. The risk of loss associated with a particular instrument may be significantly higher than 50% of the value of the investment at any time. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by requiring payments that are a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Economic leverage may increase the volatility of the structured hybrid instruments because they would increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. A liquid secondary market may not exist for the structured hybrid instruments Oppenheimer Commodity Strategy Total Return Fund buys, which may make it difficult to sell such instruments at an acceptable price or to accurately value them.

The following information replaces similar information found on page 232 in the section titled Hedging Instruments and Derivatives under Additional Investment Policies and Risk Considerations:

(2) Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value or for the Diversified International Fund and Overseas Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-08-03

MASSMUTUAL SELECT FUNDS

Supplement dated October 15, 2008 to the

Class A Prospectus dated April 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

Effective September 10, 2008, The Boston Company Asset Management, LLC (“The Boston Company”) replaced Mazama Capital Management, Inc. (“Mazama”) as the Small Company Growth Fund’s Co-Sub-Adviser.

Effective September 10, 2008, Essex Investment Management Company, LLC (“Essex”) replaced Delaware Management Company (“DMC”) as the Emerging Growth Fund’s Co-Sub-Adviser.

Effective September 23, 2008, AllianceBernstein L.P. (“AllianceBernstein”) was added as a Co-Sub-Adviser to the Overseas Fund.

Effective October 8, 2008, J.P. Morgan Investment Management Inc. (“J.P. Morgan”) replaced ClearBridge Advisors, LLC (“ClearBridge”) as Co-Sub-Adviser to the Strategic Balanced Fund.

Effective October 8, 2008, the following information replaces the information on pages 10 and 11 found under Principal Investment Strategies and Risks for the Strategic Balanced Fund:

To obtain its objective, the Fund takes a multi-managed approach whereby two Sub-Advisers independently manage their own portion of the Fund’s assets. J.P. Morgan Investment Management Inc. (“J.P. Morgan”) manages the equity component and Western Asset Management Company (“Western Asset”) manages the fixed income component. The Fund may invest up to 30% of its total assets in foreign securities. The Fund’s target allocation is 65% equity securities and 35% fixed income securities, but, the allocation may fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s Adviser may change the allocation of the Fund’s assets between the Fund’s Sub-Advisers on a basis determined by the Fund’s Adviser to be in the best interest of shareholders. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments.

The equity component will invest primarily in common stocks of companies in the U.S. and foreign countries, including the emerging markets. The equity component is comprised of domestic equity and international equity sub-components with a target sub-allocation of 70% and 30%, respectively. The sub-allocation may, however, fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s Adviser may change the sub-allocation on a basis determined by the Fund’s Adviser to be in the best interest of shareholders.

J.P. Morgan invests at least 80% of the domestic equity sub-component in equity securities of U.S. companies. The domestic equity sub-component consists primarily of large- and medium-capitalization U.S. companies. The domestic equity sub-component’s sector weightings are similar to those of the S&P 500 Index. The domestic equity sub-component can be moderately underweight or overweight in particular sectors when J.P. Morgan believes it will benefit performance.

Within each sector, J.P. Morgan focuses the domestic equity sub-component on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, J.P. Morgan seeks for the domestic equity sub-component to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the domestic equity sub-component so they can differ only moderately from the sector weightings of the S&P 500 Index, J.P. Morgan seeks for the domestic equity sub-component to limit its volatility to that of the overall market, as represented by this index.

J.P. Morgan invests the international equity sub-component primarily in equity securities of companies that are headquartered or located in countries outside the United States, including emerging markets.

J.P. Morgan seeks for the international equity sub-component to identify the most attractive stocks within each global sector. Based on extensive fundamental research into individual companies, earnings estimates for each company are generated with an emphasis on determining each company’s “normalized” (mid-cycle or sustainable) level of earnings and the rate at which those earnings are expected to grow over the intermediate term. These estimates serve as inputs into J.P. Morgan’s proprietary dividend discount model, which synthesizes them into a projected dividend stream. The model then equates the net present value of that dividend stream to the current share price in order to calculate each stock’s dividend discount rate or DDR – a measure of each stock’s internal rate of return. The DDR serves as the primary valuation metric for the strategy. The higher a company’s DDR, the more attractively-valued the stock.

Equity securities in which the equity component primarily invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the equity component can invest. The equity component may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The equity component may use derivatives to hedge various investments and for risk management.

The fixed income component will invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, of both U.S. and foreign issuers, denominated in U.S. dollars or local currencies. It also allows for opportunistic use of non-dollar, high-yield and emerging market securities to enhance portfolio returns and lower volatility. Securities issued by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury. The fixed income component may also use derivatives, such as options, futures, forwards and swaps, for both hedging and non-hedging purposes, including for purposes of enhancing returns.

Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset may adjust the portion of the fixed income component’s assets to be allocated to non-U.S. dollar denominated securities from time to time. In doing so, WAML will select the foreign country and currency composition, including those of emerging market issuers, based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and other specific factors WAML believes relevant. Western Asset generally invests the fixed income component primarily in investment grade securities, but may invest up to 25% of the fixed income component in below investment grade securities (sometimes referred to as “junk bonds”) or securities deemed to be of comparable quality by Western Asset. An unrated security will be deemed to have the same rating as a rated security Western Asset considers comparable.

The fixed income component may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, LIBOR or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The fixed income component may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The fixed income component may also acquire, and subsequently hold, warrants and other equity interests.

Western Asset generally will buy and sell securities based on fundamental analysis and Western Asset’s opinion of value in each sector with the intent to minimize exposure to sectors that are fully valued or overvalued and generally will look to allocate capital to sectors that Western Asset believes are undervalued.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk, Lower-Rated Fixed Income Securities Risk, Preferred Stock Risk, Geographic Concentration Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 90.

Effective October 8, 2008, the following information replaces similar information found on pages 12 and 13 for ClearBridge:

J.P. Morgan Prior Performance for Similar Accounts*

	Highest Quarter	Lowest Quarter
J.P. Morgan US Large Cap Core Composite	21.41%, 4Q 1998	-	17.97%, 3Q 2002
J.P. Morgan EAFE Opps Composite	19.84%, 2Q 2003	-	19.08%, 3Q 2002

J.P. Morgan Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2007)

	One Year	Five Years	Ten Years
JPMorgan US Large Cap Core Composite
Class A*	9.73%	14.46%	5.41%

Russell 3000 Index	5.14%	13.63%	6.22%
Lipper Balanced Fund Index	6.53%	10.33%	6.16%
S&P 500® Index+	5.49%	12.82%	5.91%

	One Year	Five Years	Since Inception (April 1, 1999)
JPMorgan EAFE Opps Composite
Class A*	10.30%	20.65%	8.67%

Lipper Balanced Fund Index	6.53%	10.33%	5.15%
MSCI® EAFE®++	11.17%	21.59%	7.52%

* For J.P. Morgan, performance shown are composites of all discretionary, fee paying portfolios managed by J.P. Morgan with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by J.P. Morgan and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. Some of the portfolios are mutual funds registered under the 1940 Act and some are private accounts. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class A expenses. The composite performance is provided solely to illustrate J.P. Morgan’s performance in managing such a portfolio and does not represent the historical performance of the MassMutual Select Strategic Balanced Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite portfolios were not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the Sub-Adviser is not indicative of future performance of the Fund.

+ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

++ MSCI® EAFE® is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Effective September 10, 2008, the following information replaces the information on page 64 in the first, second and fourth paragraphs found under Principal Investment Strategies and Risks for the Small Company Growth Fund:

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies that the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of January 31, 2008, between $36.27 million and $8.19 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund may invest in both domestic and foreign securities. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also invest in equity index futures contracts based primarily on the Russell 2000 Index. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index or the S&P SmallCap 600 Index.

The Boston Company Asset Management, LLC (“The Boston Company”) employs a growth-oriented investment style in managing the Fund’s portfolio which means that it seeks to identify those small-cap companies which are experiencing or will experience rapid earnings or revenue growth. The Boston Company focuses on high quality companies, especially those with products or services that it believes to be leaders in their market niches. The Boston Company selects stocks by:

•

Using fundamental research to identify and follow companies it considers to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth.

•

Investing in a company when its research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Boston Company focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. The Fund’s investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

A security is typically sold when: its target price is reached (with no upside to earnings estimates ), a stock meets a progressive sell rule structured to maximize profits and limit losses, there is business deterioration or investor psychology turns negative.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

Effective September 10, 2008, the following information replaces the information on page 66 in the second, third and fourth paragraphs found under Principal Investment Strategies and Risks for the Emerging Growth Fund:

Essex Investment Management Company, LLC (“Essex”) has an investment philosophy that is based on the belief that the market is inefficient in analyzing smaller cap companies and that improving fundamentals, particularly future growth prospects that are not fully discounted in the price of a stock, will drive returns.

Essex screens for companies showing evidence that business fundamentals are improving, as measured by accelerating earnings and revenue growth. Those companies that are early in the process of improvement, with the best relative acceleration, are placed on the “follow list.” From this pre-screening, Essex conducts fundamental analysis in order to identify growth factors, determine if they are sustainable, and evaluate whether current and future growth catalysts are factored into the current stock price. The catalysts giving rise to improving situations include corporate restructuring, industry consolidation, improving industry outlook, market share gains and new products.

Essex then identifies companies in the early stages of positive business and earnings change. This analysis allows Essex to understand, adeptly interpret, and exploit the conservative nature of market analysts when they prepare earnings estimates. From this research process, Essex generates a rating and target price for each stock. Finally, Essex believes that balancing the upside in a stock with the risk is an important component for any portfolio candidate.

The buy criteria for Essex include the following:

•	Accelerating earnings and revenues;
•	Sustainability of revenue and earnings growth;
•	Highly-developed/scaleable business model; and
•	Attractive fair value, risk/reward, and target price.

The sell criteria for Essex include the following:

•	Breakdown in company fundamentals and investment thesis;
•	Anticipated earnings disappointment/deceleration;
•	Over valued relative to Essex’s growth projections; and
•	Better relative investment opportunity.

The following information replaces similar information for AllianceBernstein L.P. found on page 72 under AllianceBernstein Prior Performance for Similar Accounts and AllianceBernstein Average Annual Total Returns for Similar Accounts relating to the Diversified International Fund:

The 2006 and 2007 Class A returns for the AllianceBernstein composite should be 30.91% and 9.33%, respectively.

The Average Annual Total Returns of the AllianceBernstein composite for one year, five years and since inception should be as follows:

	One Year	Five Years	Since Inception (4/1/99)
AllianceBernstein Composite
Class A*	3.04%	24.27%	12.25%

Effective September 23, 2008, the following information replaces the first paragraph and supplements the remaining information on page 74 found under Principal Investment Strategies and Risks for the Overseas Fund:

The Fund seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund may invest in securities of issuers in emerging markets. The Fund’s three Sub-Advisers, Massachusetts Financial Services Company (MFS®1), Harris Associates L.P. (“Harris”) and AllianceBernstein L.P. (“AllianceBernstein”), are each responsible for a portion of the portfolio, but not necessarily equal weighted. Each seeks to focus on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins and/or capital efficiency. Each Sub-Adviser may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries or a particular geographic region or sector. The Fund may also invest in derivatives, including equity, equity index and/or currency options, futures, forwards, options on futures and forwards, swaps and swaptions, rights or warrants, Depository Receipts and equity-linked notes.

AllianceBernstein invests in companies it believes to be undervalued, selected broadly from developed and emerging market countries. AllianceBernstein uses quantitative and fundamental research to identify companies where long-term earnings power is not reflected in the company’s current market price. Its approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend paying capability is the heart of the fundamental value approach. AllianceBernstein’s fundamental analysis depends heavily on its large internal research staff, members of which evaluate each company’s competitive position in a global context. The research staff develops earnings estimates and financial models, quantifying critical variables that influence the business’s performance, to forecast a company’s long-term prospects and expected returns. Companies are then ranked in order of highest to lowest risk-adjusted expected return.

AllianceBernstein does not simply purchase the top-ranked securities. It considers portfolio characteristics in deciding how much of each security to purchase. Quantitative analysts build valuation and risk models to ensure the portfolio obtains an effective balance of risk and return. AllianceBernstein selects the top-ranked securities that tend to diversify the portfolio’s risk. In addition, AllianceBernstein will analyze relative return trends so to better time new purchases and sales of securities. It may also seek to add value to portfolio returns by managing currency exposures independent of underlying stock investments.

The following information replaces the information on page 78 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement Income Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors already in retirement. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

•

Assets are allocated among Underlying Funds according to a stable target asset allocation strategy that emphasizes fixed income and money market funds but also includes a smaller allocation to equity and certain other funds.

The following information replaces the information on page 78 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement 2010 Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2010. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 35% in equity and certain other funds and 65% in fixed income funds, including money market funds (approximately fifteen years after the year 2010).

The following information replaces the information on page 79 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement 2020 Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2020. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 35% in equity and certain other funds and 65% in fixed income funds, including money market funds (approximately fifteen years after the year 2020).

The following information replaces the information on page 79 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement 2030 Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2030. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 35% in equity and certain other funds and 65% in fixed income funds, including money market funds (approximately fifteen years after the year 2030).

The following information replaces the information on page 80 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement 2040 Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2040. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 35% in equity and certain other funds and 65% in fixed income funds, including money market funds (approximately fifteen years after the year 2040).

The following information replaces the information on page 80 in the first and second paragraphs found under Principal Investment Strategies and Risks for the Destination Retirement 2050 Fund:

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds, as well as certain “other” funds that pursue commodity-related strategies, advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2050. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds, each of which are advised by MassMutual, and Oppenheimer Funds, which are advised by Oppenheimer Funds, Inc. (“OFI”).1

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 35% in equity and certain other funds and 65% in fixed income funds, including money market funds (approximately fifteen years after the year 2050).

The following information replaces similar information on page 81 under More Principal Investment Strategies and Risks for the Destination Retirement Funds:

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the fund’s assets according to a stable target asset allocation that emphasizes fixed income and money market funds but also includes a smaller allocation to equity and certain other funds.

The following information replaces similar information on pages 82 and 83 for the Destination Retirement Funds:

The following table lists each Destination Retirement Fund’s approximate asset allocation among equity, fixed income & short term/money market and certain other funds as of August 29, 2008. The table also lists the approximate asset allocation, as of August 29, 2008, to certain Underlying Funds in which a Destination Retirement Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement Funds currently invest are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040	Destination Retirement 2050
Equity	34.1%	55.5%	75.8%	89.8%	94.7%	94.6%
Domestic Equity
Select Fundamental Value (Wellington)	1.8%	2.9%	5.1%	7.1%	8.0%	8.0%
Premier Enhanced Index Value (Babson Capital)	4.7%	6.9%	7.6%	6.2%	6.0%	6.2%
Select Aggressive Growth (Sands Capital/DMC)	1.1%	1.9%	3.4%	4.8%	5.3%	5.3%
Select Blue Chip Growth (T. Rowe Price)	0.8%	1.8%	2.5%	5.6%	4.5%	7.2%
Premier Enhanced Index Growth (Babson Capital)	4.4%	5.9%	7.6%	4.1%	5.6%	6.3%
Select Diversified Growth (T. Rowe Price/Wellington/Legg Mason)	1.5%	2.8%	3.9%	5.4%	5.7%	2.6%
Premier Main Street Small Cap (OFI Institutional)	1.5%	3.6%	5.8%	4.5%	4.7%	5.2%

International Equity
Select Overseas (Harris/MFS)	3.9%	6.7%	8.2%	8.8%	10.2%	9.7%
Select Diversified International (AllianceBernstein)	1.8%	2.7%	4.2%	5.1%	5.5%	5.5%
Premier International Equity (OFI Institutional)	1.6%	2.6%	3.8%	4.9%	5.1%	5.3%

Fixed Income & Short Term/Money Market	65.8%	44.3%	24.1%	10.0%	5.1%	5.2%
Premier Core Bond (Babson Capital)	14.4%	11.1%	6.9%	2.7%	1.0%	1.1%
Premier Diversified Bond (Babson Capital)	13.4%	11.1%	6.7%	2.7%	0.9%	1.0%
Premier Inflation-Protected Bond (Babson Capital)	16.3%	11.0%	6.5%	3.0%	1.0%	1.0%
Premier Short-Duration Bond (Babson Capital)	13.2%	7.1%	2.5%	0.5%	0.5%	0.5%

Other	0.1%	0.1%	0.2%	0.2%	0.2%	0.2%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market and certain other funds may therefore not equal 100%.

Other Underlying Funds in which the Destination Retirement Funds currently invest include: Select Large Cap Value (Davis), Premier Value (OFI Institutional), Select Diversified Value (AllianceBernstein), Premier Capital Appreciation (OFI), Select Focused Value (Harris), Select Mid-Cap Value (Cooke & Bieler), Premier Discovery Value (OFI Institutional), Select Mid Cap Growth Equity (Wellington/Turner), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSgA FM), Select Emerging Growth (Essex/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (The Boston Company/Eagle), Oppenheimer Real Estate Fund (OFI), Premier Focused International (Baring), Premier Money Market (Babson Capital), Premier High Yield (Babson Capital), Premier International Bond (Baring) and Oppenheimer Commodity Strategy Total Return Fund (OFI).

The following chart illustrates each Destination Retirement Fund’s approximate target asset allocation among equity, fixed income and certain other funds as of the date of this prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration. MassMutual periodically reviews the target allocations and underlying investment options and may, at any time, change the target allocations or deem it appropriate to deviate from the target allocations. The chart below is presented only as an illustration of how the process of re-allocation occurs as each Fund approaches its target date.

The following information replaces similar information found on page 90 in the section titled Summary of Principal Risks:

Currency Risk. A Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies or for the Diversified International Fund and the Overseas Fund to the extent it buys currencies in excess of underlying equities. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies or for the Diversified International Fund and the Overseas Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Effective September 23, 2008, the following information replaces similar information for AllianceBernstein on page 99 in the section titled About the Investment Adviser and Sub-Advisers:

AllianceBernstein L.P. (“AllianceBernstein”) located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified Value Fund, the Large Cap Growth Fund and the Diversified International Fund and manages a portion of the portfolio of the Overseas Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of August 31, 2008, AllianceBernstein managed approximately $675 billion in assets.

Effective September 23, 2008, the first sentence of the following portfolio managers’ bios found on pages 100 and 101 are replaced with the following:

Marilyn G. Fedak

is a portfolio manager of the Diversified Value Fund, Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis.

John P. Mahedy

is a portfolio manager for a portion of the Diversified Value Fund, Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis.

Henry S. D’Auria

is a portfolio manager for a portion of the Diversified Value Fund, Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis.

Sharon E. Fay

is a portfolio manager for a portion of the Diversified Value Fund, Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis.

Kevin F. Simms

is a portfolio manager for a portion of the Diversified Value Fund, Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis.

The information for Christopher W. Marx and John D. Phillips, Jr. found on page 100 under About the Investment Adviser and Sub-Advisers relating to the Diversified Value Fund has been removed.

Effective October 8, 2008, with respect to the Strategic Balanced Fund, the following information replaces the information for ClearBridge on page 101 in the section titled About the Investment Adviser and Sub-Advisers:

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 245 Park Avenue, New York, New York 10167, manages a portion of the portfolio of the Strategic Balanced Fund. J.P. Morgan manages portfolios for corporations, governments and endowments, as well as for many of the largest corporate retirement plans in the nation. As of June 30, 2008, J.P. Morgan and its affiliates had approximately $1.2 trillion in assets under management.

Thomas Luddy

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Luddy, a Chartered Financial Analyst, is a managing director and portfolio manager in the U.S. Equity Group with responsibility for the Large Cap Core and Large Cap Core Plus 130/30 strategies. Mr. Luddy joined J.P. Morgan in 1976 and has held numerous key positions in the firm, including global head of equity, head of equity research and chief investment officer. Mr. Luddy began his career as an equity research analyst, and became a portfolio manager in 1982.

Susan Bao

is a portfolio manager of a portion of the Strategic Balanced Fund. Ms. Bao, a Chartered Financial Analyst, is a vice president and portfolio manager in the U.S. Equity Group. Ms. Bao joined J.P. Morgan in 1997 and manages Large Cap Core mandates and co-manages the Large Cap Core Plus (130/30) strategy. Previously, Ms. Bao was responsible for the implementation of U.S. equity analyst portfolios and was a member of the Structured Equity team.

Jeroen Huysinga

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Huysinga, Managing Director, joined J.P. Morgan as a portfolio manager in 1997.

Gerd Woort-Menker

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Woort-Menker, Managing Director, joined J.P. Morgan in 1987 as a research analyst and later became the head of European research and global research, before becoming a portfolio manager in 1999.

Georgina Perceval Maxwell

is a portfolio manager of a portion of the Strategic Balanced Fund. Ms. Maxwell, Managing Director, joined J.P. Morgan as a portfolio manager in 1997.

Effective September 10, 2008, with respect to the Emerging Growth Fund, the following information replaces the information for DMC on pages 103 through 105 in the section titled About the Investment Adviser and Sub-Advisers:

Essex Investment Management Company, LLC (“Essex”), located at 125 High Street, 29th Floor, Boston, Massachusetts 02110 and at 1603 Orrington Avenue, Suite 990, Evanston, Illinois 60201, manages a portion of the portfolio of the Emerging Growth Fund. Essex actively manages domestic growth equity portfolios for corporations, endowments, foundations, municipalities, public funds, and private clients. Essex was established as a fundamental growth stock investment firm in 1976 and, since 1998, has been jointly owned by Essex’s employees and by Boston-based Affiliated Managers Group, Inc. As of July 31, 2008, Essex had approximately $2.4 billion in assets under management.

Nancy B. Prial

is a portfolio manager of a portion of the Emerging Growth Fund. Ms. Prial, a Chartered Financial Analyst, is a Senior Principal of Essex and Portfolio Manager on the Essex Small/Micro Cap Growth and Small/Mid Cap Growth strategies. Prior to joining Essex in 2005, Ms. Prial spent six years at The Burridge Group, LLC as Vice President & Chief Investment Officer and four years at the Twentieth Century division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager.

Effective September 10, 2008, the following information replaces the information for Mazama on page 108 in the section titled About the Investment Adviser and Sub-Advisers:

The Boston Company Asset Management, LLC (“The Boston Company”) located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, manages a portion of the portfolio of the Small Company Growth Fund. The Boston Company was founded in 1970 and manages more than $43.1 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships, as of June 30, 2008. The Boston Company is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets.

B. Randall Watts, Jr.

is a portfolio manager for a portion of the Small Company Growth Fund. Mr. Watts, a Chartered Financial Analyst, is a Senior Vice President of The Boston Company and the Lead Portfolio Manager on The Boston Company’s US Small, Small Mid and Micro Cap Growth Investment Team. He also conducts research covering the technology software, internet and media industries. Prior to joining The Boston Company, Mr. Watts served as a Portfolio Manager at Westfield Capital where he was responsible for more than $500 million in small and mid capitalization portfolios. Prior to that, he was an Equity Analyst with Freedom Capital Management.

P. Hans von der Luft

is a portfolio manager for a portion of the Small Company Growth Fund. Mr. von der Luft is a Vice President of The Boston Company and an Equity Research Analyst on The Boston Company’s US Small, Small Mid and Micro Cap Growth Investment Team, primarily responsible for covering the health care sector. Prior to joining The Boston Company, Mr. von der Luft was an Equity Analyst at McDonald Investments, where his responsibilities included covering medical technology, device and hospital supply sectors. In addition to his research responsibilities, Mr. von der Luft published regular industry and company-specific reports to institutional clients and retail branches on medical technology stocks. Previous to that, he was an Equity Research Analyst for the healthcare sector at Tucker Anthony, Rodman & Renshaw.

The following information supplements the information in the section titled Additional Investment Policies and Risk Considerations beginning on page 155:

Commodity-Linked “Structured” Hybrid Securities

One of the Underlying Funds, Oppenheimer Commodity Strategy Total Return Fund, invests in commodity-linked “structured” securities to gain exposure to commodities markets. Structured securities are hybrid instruments typically issued by banks, brokerage firms, insurance companies and other corporations. They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. In general, hybrid instruments have characteristics of debt securities and either commodity futures contracts or commodity options contracts, or a combination of both. Structured hybrid instruments are derivatives because at least part of their value is derived from the value of the underlying commodity, commodity index or other economic variable. The value of a hybrid instrument typically is based on the price movements of a physical commodity (such as heating oil, livestock or agricultural products), a commodity futures contract, a commodity index or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. The securities are referred to as “structured” securities because the purchaser can negotiate with the issuer to obtain specific terms and features that are tailored to the purchaser’s investment needs.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable, the purchaser might not receive all of the principal at maturity of the investment.

The value of the structured hybrid instruments Oppenheimer Commodity Strategy Total Return Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. The risk of loss associated with a particular instrument may be significantly higher than 50% of the value of the investment at any time. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by requiring payments that are a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Economic leverage may increase the volatility of the structured hybrid instruments because they would increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. A liquid secondary market may not exist for the structured hybrid instruments Oppenheimer Commodity Strategy Total Return Fund buys, which may make it difficult to sell such instruments at an acceptable price or to accurately value them.

The following information replaces similar information found on page 155 in the section titled Hedging Instruments and Derivatives under Additional Investment Policies and Risk Considerations:

(2) Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value or for the Diversified International Fund and Overseas Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001A-08-03

MASSMUTUAL SELECT FUNDS

Supplement dated October 15, 2008 to the

Statement of Additional Information dated April 1, 2008

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any existing supplements. It should be retained and read in conjunction with the SAI and any existing supplements.

Effective September 10, 2008, The Boston Company Asset Management, LLC (“Boston Company”) replaced Mazama Capital Management, Inc. as the Small Company Growth Fund’s Co-Sub-Adviser.

Effective September 10, 2008, Essex Investment Management Company, LLC (“Essex”) replaced Delaware Management Company (“DMC”) as the Emerging Growth Fund’s Co-Sub-Adviser.

Effective September 23, 2008, AllianceBernstein L.P. (“AllianceBernstein”) was added as a Co-Sub-Adviser to the Overseas Fund.

Effective October 8, 2008, J.P. Morgan Investment Management Inc. (“J.P. Morgan”) replaced ClearBridge Advisors, LLC (“ClearBridge”) as the Strategic Balanced Fund’s Co-Sub-Adviser.

The following information replaces similar information for the Strategic Balanced Fund, Small Company Growth Fund, Emerging Growth Fund and Overseas Fund found on pages B-3 and B-4 in the section titled General Information:

The sub-advisers for the Strategic Balanced Fund are J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 245 Park Avenue, New York, New York 10167, Western Asset and WAML.

The sub-advisers for the Small Company Growth Fund are The Boston Company Asset Management, LLC (“The Boston Company”), located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108 and Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716. The sub-advisers for the Emerging Growth Fund are Essex Investment Management Company, LLC (“Essex”), located at 125 High Street, 29th Floor, Boston, Massachusetts 02110 and at 1603 Orrington Avenue, Suite 990, Evanston, Illinois 60201 and Insight Capital Research & Management, Inc. (“Insight Capital”), located at 2121 N. California Blvd., Suite 560, Walnut Creek, California 94596.

The sub-advisers for the Overseas Fund are AllianceBernstein, Harris and Massachusetts Financial Services Company (MFS®1 ), located at 500 Boylston Street, Boston, Massachusetts 02116.

The following information replaces similar information found on page B-40 in the section titled Management of the Trust:

As investment adviser and sub-advisers to the Funds, respectively, MassMutual, AllianceBernstein, Clover, Cooke & Bieler, Davis, DMC, Eagle, EARNEST Partners, Essex, Harris, Insight Capital, J.P. Morgan, Legg Mason, MFS, NTI, Pyramis, Sands Capital, SSgA FM, The Boston Company, T. Rowe Price, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and WAML may be considered part of the management of the Trust.

The following information replaces similar information found on pages B-79, B-80 and B-81 in the section titled Sub-Advisers:

AllianceBernstein serves as a sub-adviser for the Diversified Value Fund, Large Cap Growth Fund, Diversified International Fund and Overseas Fund. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Through its subsidiary, Sanford C. Bernstein & Co., LLC, AllianceBernstein provides in-depth research, portfolio strategy and trade execution to the institutional investment community.

At June 30, 2008, AllianceBernstein Holding L.P. (“Holding”) owned approximately 33.6% of the issued and outstanding AllianceBernstein Units. AXA Financial was the beneficial owner of approximately 62.7% of the AllianceBernstein Units at June 30, 2008 (including those held indirectly through its ownership of approximately 1.6% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 63.0% economic interest in AllianceBernstein. AllianceBernstein also provides sub-advisory services for the MML Large Cap Growth Fund and the MML Small Cap Value Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser, and MML Equity Fund, a series of MML Series Investment Fund II, a registered, open-end investment company for which MassMutual serves as investment adviser.

J.P. Morgan and Western Asset both act as sub-advisers for the Strategic Balanced Fund. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc.

Essex and Insight Capital both act as sub-advisers for the Emerging Growth Fund. Essex and Insight Capital also both provide sub-advisory services for the MML Emerging Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

The Boston Company and Eagle both act as sub-advisers for the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company.

In addition to AllianceBernstein, Harris and MFS also act as sub-advisers for the Overseas Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

The following information replaces similar information found on page B-90 in the section titled Codes of Ethics:

The Trust, MassMutual, the Distributor, AllianceBernstein, Clover, Cooke & Bieler, Davis, DMC, Eagle, EARNEST Partners, Essex, Harris, Insight Capital, J.P. Morgan, Legg Mason, MFS, NTI, Pyramis, Sands Capital, SSgA FM, The Boston Company, T. Rowe Price, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and WAML have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

The following information supplements the information beginning on page B-110 in the section titled Appendix B—Proxy Voting Policies:

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

Summary of Proxy Voting Policies and Procedures

Introduction	Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients’ portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following, is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client’s investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client’s proxies.

Voting Agent	Essex has contracted with an independent third party, RiskMetrics Group which merged with Institutional Shareholders Services (“ISS”) in 2007, to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. RiskMetrics specializes in providing a variety of fiduciary-level services related to proxy voting and researches proxy issues independent from Essex executed votes.

ISS has retained it own Independent division under Risk Metrics called ISS Governance Services which governs the ISS US Corporate Governance Policy formerly know as Voting Agent Service (VAS). Essex has adopted the ISS US Corporate Governance Policy as its own proxy voting policy guideline and votes Essex’s clients’ proxies (for those clients over which it has proxy voting authority) according to this policy guideline for its client base for all U.S. and Global proxies.

Details of the ISS US Corporate Governance Policy guidelines are available upon request.

In extraordinary circumstances, Essex’s Proxy Voting Committee (“Committee”) and Compliance Officer may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee	Essex’s Proxy Voting Committee is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex’s clients), ISS US Corporate Governance proxy voting policy as Essex’s own proxy voting policy. Any changes to the ISS US Corporate Governance Policy must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Conflicts of Interest	As noted, Essex has an agreement with RiskMetrics as an independent proxy voting agent and Essex has adopted the ISS US Corporate Governance Policy. The adoption of the ISS US Corporate Governance Policy provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where RiskMetrics itself may have a material conflict with an issuer of a proxy vote for which it is voting on Essex’s clients’ behalf. In those situations, RiskMetrics will fully or partially abstain from voting and Essex’s Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex’s Compliance Officer must approve any decision made on such vote prior to the vote being cast.

Essex’s Committee and Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from RiskMetrics. In both of the preceding circumstances, the Committee and Essex’s Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict.

How to Obtain Voting Information	Clients may obtain information about how Essex voted proxies for securities held in their account(s) a copy of Essex’s full proxy voting policy and procedures by contacting Valerie Sullivan at (617) 342-3241 or at proxyvoting@essexinvest.com.

The following information replaces the information found on pages B-118 through B-138 in the section titled Appendix B—Proxy Voting Policies:

J.P. MORGAN INVESTMENT MANAGEMENT INC.

PROXY VOTING PROCEDURES AND GUIDELINES SUMMARY

As an investment adviser, J.P. Morgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, J.P. Morgan and its affiliated advisers have adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following Part II—99 measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. J.P. Morgan also considers the cost of voting in light of the expected benefit of the vote.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change the Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser will generally vote against such proposals and vote for revoking existing plans.

•

Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•

With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, Part II—100 these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•

The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•

The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

The following information replaces the information found on pages B-222 through B224 in the section titled Appendix B—Proxy Voting Policies:

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

Summary of The Bank of New York Mellon Corporation (“BNY Mellon”)

Proxy Voting Policy and Procedures

Adviser, through its participation on BNY Mellon’s Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Adviser generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve longterm goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

The information for Christopher Marx and John Phillips on pages B-296 and B-297 in the section titled Appendix C—Additional Portfolio Manager Information relating to the Diversified Value Fund has been removed.

The following information supplements the information found on pages B-296 through B-303 in the section titled Appendix C—Additional Portfolio Manager Information:

AllianceBernstein L.P.

Overseas Fund

The portfolio managers of the Overseas Fund are Marilyn G. Fedak, John P. Mahedy, Henry S. D’Auria, Sharon E. Fay and Kevin F. Simms.

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Marilyn G. Fedak
Registered investment companies	137	$68.7 million	3	$9.9 million
Other pooled investment vehicles	169	$27.7 million	2	$619 million
Other accounts	40,315	$140.5 million	116	$14.2 million

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John P. Mahedy
Registered investment companies	136	$68.3 million	3	$9.9 million
Other pooled investment vehicles	168	$27.5 million	2	$619 million
Other accounts	40,294	$137.9 million	112	$13.7 million

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Henry S. D’Auria
Registered investment companies	85	$45.2 million	2	$4.5 million
Other pooled investment vehicles	116	$31.0 million	6	$1.3 million
Other accounts	955	$128.4 million	138	$20.5 million

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Sharon E. Fay
Registered investment companies	159	$73.2 million	3	$9.9 million
Other pooled investment vehicles	191	$35.5 million	7	$1.3 million
Other accounts	40,465	$170.2 million	148	$22.1 million

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Kevin F. Simms
Registered investment companies	159	$73.2 million	3	$9.9 million
Other pooled investment vehicles	203	$39.7 million	8	$2.2 million
Other accounts	40,465	$170.2 million	148	$22.1 million

*	The information provided is as of August 31, 2008.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Marilyn G. Fedak	Overseas Fund	None
John P. Mahedy	Overseas Fund	None
Henry S. D’Auria	Overseas Fund	None
Sharon E. Fay	Overseas Fund	None
Kevin F. Simms	Overseas Fund	None

The following information replaces the information for ClearBridge found on pages B-304 through B-306 in the section titled Appendix C—Additional Portfolio Manager Information:

J.P. Morgan Investment Management Inc.

The portfolio managers of the Strategic Balanced Fund are Thomas Luddy, Susan Bao, Jeroen Huysinga, Gerd Woort-Menker and Georgina Perceval Maxwell.

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Thomas Luddy
Registered investment companies	6	$5.1 billion	0	$0
Other pooled investment vehicles	7	$3.8 billion	0	$0
Other accounts	34	$2.4 billion	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Susan Bao
Registered investment companies	3	$4.9 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	22	$260 million	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jeroen Huysinga
Registered investment companies	4	$463 million	0	$0
Other pooled investment vehicles	9	$2.7 billion	1	$152 million
Other accounts	12	$2.7 billion	5	$1.98 million

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Gerd Woort-Menker
Registered investment companies	5	$2.0 billion	0	$0
Other pooled investment vehicles	6	$1.2 billion	0	$0
Other accounts	4	$841 million	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Georgina Perceval Maxwell
Registered investment companies	1	$180 million	0	$0
Other pooled investment vehicles	9	$687 million	0	$0
Other accounts	7	$1.6 billion	2	$1.0 billion

*	The information provided is as of 7/31/08

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Thomas Luddy	Strategic Balanced Fund	None
Susan Bao	Strategic Balanced Fund	None
Jeroen Huysinga	Strategic Balanced Fund	None
Gerd Woort-Menker	Strategic Balanced Fund	None
Georgina Perceval Maxwell	Strategic Balanced Fund	None

Description of Compensation:

J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Description of Material Conflicts:

Description of any Potential Material Conflicts of Interest that may arise in connection with the portfolio manager’s management of the Fund and other accounts.

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and J.P. Morgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

The following information replaces the information for the Emerging Growth Fund found on pages B-312 through B-315 in the section titled Appendix C—Additional Portfolio Manager Information:

Essex Investment Management Company, LLC

The portfolio manager of the Emerging Growth Fund is Nancy B. Prial.

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Nancy B. Prial
Registered investment companies	4	$303 million	0	$0
Other pooled investment vehicles	10	$207 million	1	$1.3 million
Other accounts**	63	$426 million	0	$0

*	The information provided is as of 7/31/08
**	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Nancy B. Prial	Emerging Growth Fund	None

Description of Compensation:

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries. Second, Essex’s professionals receive a year-end bonus based on the portfolio’s performance on an absolute, benchmark relative and peer ranking basis, and each professional’s individual performance. Third, Essex offers a competitive benefit package including comprehensive family health coverage and a pension and profit sharing plan.

In general, Portfolio managers are evaluated on the basis of two components: (1) performance of his or her managed portfolios and (2) overall performance of the firm. The portfolio’s performance, which is measured in terms of absolute, benchmark-relative and peer ranking performance, is the overriding measure by which a portfolio manager is evaluated. A lesser weighting, but certainly one of importance, is the overall performance of the firm, which we believe encourages teamwork.

In general, an analyst’s evaluation consists of three components: the performance of the portfolio, production/work ethic/communications, and teamwork. The performance of the portfolio is measured in terms of both absolute performance, as well as relative performance to that of the comparative benchmark and peer group. Productivity, work ethic, and communication is very much a qualitative measure and is first and foremost a comprehensive assessment of how individual analysts generate stock ideas. It is an assessment of the number of names that are looked at, knowledge of those names, the frequency with which the analyst’s recommendations are incorporated into the portfolio and the analyst’s overall preparedness for coverage meetings. Teamwork is another rather qualitative element of the evaluation. It is a measurement of an individual analyst’s functioning within the team largely in terms of cooperation, collaboration, and the sharing of ideas. An analyst’s evaluation plays a part, in addition to the performance of the overall firm, in determining the size of his or her bonus, which typically ranges from 25% - 150% of base salary.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm’s future success. Also, based on the profitability of the firm and at the discretion of the Chief Executive Officer, Essex may grant a Special Recognition Award to certain employees. The Special Recognition Award contains a three-year, tiered vesting schedule and is usually invested in one or more of Essex’s funds. We feel that our compensation structure is extremely competitive when compared with other firms in the industry.

Essex maintains a fundamental team approach that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly. Our investment professionals are continuously motivated by our compensation structure, competitive personnel benefit packages, and entrepreneurial-like culture.

Description of Material Conflicts:

Potential conflicts of interest may be presented in connection with the Portfolio Manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Essex’s internal controls in order to prevent such conflicts of interest from arising. These policies and procedures are contained in Essex’s Compliance Manual, a copy of which has been provided to the Investment Manager. The Compliance Manual includes a set of policies and procedures that are designed to assure that Essex complies with the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and generally requires both Essex and its employees to deal with all clients in a fair and equitable manner. On occasion, Essex, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Essex maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

The following information replaces the information found on pages B-329 through B-330 in the section titled Appendix C—Additional Portfolio Manager Information:

The Boston Company Asset Management, LLC

The portfolio managers of the Small Company Growth Fund are B. Randall Watts, Jr. and P. Hans von der Luft.

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
B. Randall Watts, Jr.
Registered investment companies	4	$810 million	0	$0
Other pooled investment vehicles	11	$358 million	1	$201 million
Other accounts	19	$570 million	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
P. Hans von der Luft
Registered investment companies	4	$810 million	0	$0
Other pooled investment vehicles	11	$358 million	1	$201 million
Other accounts	19	$570 million	0	$0

*	The information provided is as of 6/30/08

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
B. Randall Watts, Jr.	Small Company Growth Fund	None
P. Hans von der Luft	Small Company Growth Fund	None

Description of Compensation:

The portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. In general, bonus awards are based initially on The Boston Company’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. A significant portion of the opportunity awarded is based upon the one, three, and five-year (three and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth or retention of the products managed. Awards are generally subject to management discretion and pool funding availability.

Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in The Boston Company Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or BNY Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in The Boston Company’s net income (capped at 20% and with a minimum payout of the BNY Mellon 3 year CD rate).

Description of Material Conflicts:

Introduction

A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

New Investment Opportunities

Potential Conflict:    A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

•

The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation

Potential Conflict:    A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation.

•

Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. In general, bonus awards are based initially on The Boston Company’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Investment Objectives

Potential Conflict:    Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

•

To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading

Potential Conflict:    A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

•

When a portfolio manager intends to trade the same security for more than one account, The Boston Company policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

•

To ensure that trades are being allocated in a fair and equitable manner consistent with its policies, performance dispersion among portfolios in all of The Boston Company’s investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

Personal Interest

Potential Conflict:    A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•

All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Affiliations and Directorship

Potential Conflict:    Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices (Policy I-A.022). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

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In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

Proxy Voting

Potential Conflict:    Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

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Material conflicts of interest are addressed through the establishment of our parent company’s Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, The Boston Company engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

Personal Trading

Potential Conflict:    There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company’s clients.

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Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

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Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that portfolio manager.

Client Commission Arrangements

Potential Conflict:    Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

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It is the policy of The Boston Company to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as “research” or brokerage.” All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

Consultant Business

Potential Conflict:    Many of The Boston Company’s clients retain consulting firms to assist it in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

•	The Boston Company does not pay referral fees to consultants.

Gifts

Potential Conflict:    Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company’s Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

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The Boston Company has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis The Boston Company Compliance Personnel review the gifts and entertainment accepted by The Boston Company Employees to ensure compliance with the BNY Mellon Code of Conduct and The Boston Company Gift Policy.

Affiliated Brokerage

Potential Conflict:    The Boston Company is affiliated with certain BNY Mellon affiliated broker dealers.

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The Boston Company does not execute brokerage transactions directly with BNY Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to The Boston Company to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker. The Boston Company also maintains Affiliated Brokerage and Underwriting Policy and Procedures.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3001M-08-02